Orbitex Life Sciences & Biotechnology Fund, Inc.
                          Prospectus Supplement to the
                                Prospectus Dated
                                February 28, 2002

     The Orbitex Life Sciences & Biotechnology Fund, Inc. has been reorganized into the Health & Biotechnology Portfolio of the Saratoga Advantage Trust and therefore is not being offered for investment by this prospectus. Please contact the Saratoga Advantage Trust at 1-888-672-4839 for information regarding investment into the Health & Biotechnology Portfolio.